CUSIP No.	125471102	13D	Page	17	of	26	Pages
Exhibit 1
JOINT FILING AGREEMENT
     In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that this Statement on Schedule 13D relating to the beneficial ownership of Common Stock, $0.001 par value per share, of CIFC Deerfield Corp. is being filed with the Securities and Exchange Commission on behalf of each of them. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
Dated: April 25, 2011

CIFC PARENT HOLDINGS LLC
By:	/s/ Samuel P. Bartlett
	Name:	Samuel P. Bartlett
	Title:	Director

CHARLESBANK CIFC HOLDINGS, LLC
By:	Charlesbank Equity Fund V, Limited Partnership, its Managing Member

By:	Charlesbank Equity Fund V GP, Limited Partnership, its General Partner

By:	Charlesbank Capital Partners, LLC, its General Partner

By:	/s/ Tami E. Nason
	Name:	Tami E. Nason
	Title:	Senior Vice President and General Counsel

CHARLESBANK EQUITY FUND V, LIMITED PARTNERSHIP
By:	Charlesbank Equity Fund V GP, Limited Partnership, its General Partner

By:	Charlesbank Capital Partners, LLC, its General Partner

By:	/s/ Tami E. Nason
	Name:	Tami E. Nason
	Title:	Senior Vice President and General Counsel

CUSIP No.	125471102	13D	Page	18	of	26	Pages

CHARLESBANK EQUITY FUND VI, LIMITED PARTNERSHIP
By:	Charlesbank Equity Fund VI GP, Limited Partnership, its General Partner

By:	Charlesbank Capital Partners, LLC, its General Partner

By:	/s/ Tami E. Nason
	Name:	Tami E. Nason
	Title:	Senior Vice President and General Counsel

CB OFFSHORE EQUITY FUND VI, L.P.
By:	Charlesbank Equity Fund VI GP, Limited Partnership, its Managing General Partner

By:	Charlesbank Capital Partners, LLC, its General Partner

By:	/s/ Tami E. Nason
	Name:	Tami E. Nason
	Title:	Senior Vice President and General Counsel

CHARLESBANK COINVESTMENT PARTNERS, LIMITED PARTNERSHIP
By:	Charlesbank Capital Partners, LLC, its General Partner

By:	/s/ Tami E. Nason
	Name:	Tami E. Nason
	Title:	Senior Vice President and General Counsel

CHARLESBANK EQUITY COINVESTMENT FUND VI, LIMITED PARTNERSHIP
By:	Charlesbank Equity Coinvestment Fund VI GP, Limited Partnership, its General Partner

By:	Charlesbank Capital Partners, LLC, its General Partner

By:	/s/ Tami E. Nason
	Name:	Tami E. Nason
	Title:	Senior Vice President and General Counsel

CHARLESBANK CAPITAL PARTNERS, LLC
By:	/s/ Tami E. Nason
	Name:	Tami E. Nason
	Title:	Senior Vice President and General Counsel